SPDR® Series Trust

Supplement dated June 30, 2015

to the

Prospectus dated October 31, 2014, as supplemented

SPDR® Barclays Mortgage Backed Bond ETF

SPDR® Barclays Aggregate Bond ETF

1.	For SPDR Barclays Mortgage Backed Bond ETF, effective July 1, 2015, the section entitled “FEES AND EXPENSES OF THE FUND” on page 51 of the Prospectus is hereby replaced in its entirety with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees[1]	0.00%
Other expenses	0.00%
Acquired fund fees and expenses[2]	0.09%
Total annual Fund operating expenses	0.29%
Less contractual fee waiver[3]	-0.09%
Net annual Fund operating expenses	0.20%

[1]	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Fund’s Board of Trustees has determined that no such payments will be made through at least October 31, 2015.
[2]	Acquired fund fees and expenses are not included in the Fund’s financial statements, which provide a clearer picture of a Fund’s actual operating costs.
[3]	SSGA Funds Management, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any). This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated except with the approval of the Fund’s Board of Trustees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$20	$64	$113	$255

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 379% of the average value of its portfolio.

2.	For SPDR Barclays Aggregate Bond ETF, effective July 1, 2015, the section entitled “FEES AND EXPENSES OF THE FUND” on page 55 of the Prospectus is hereby replaced in its entirety with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.08%
Distribution and service (12b-1) fees[1]	0.00%
Other expenses	0.00%
Acquired fund fees and expenses[2]	0.02%
Total annual Fund operating expenses[3]	0.10%
Less contractual fee waiver[4]	-0.02%
Net annual Fund operating expenses	0.08%

[1]	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Fund’s Board of Trustees has determined that no such payments will be made through at least October 31, 2015.
[2]	Acquired fund fees and expenses are not included in the Fund’s financial statements, which provide a clearer picture of a Fund’s actual operating costs.
[3]	The Fund’s Total annual Fund operating expenses have been restated to reflect a reduction in the Fund’s Management fees.
[4]	SSGA Funds Management, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any). This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated except with the approval of the Fund’s Board of Trustees.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$8	$26	$45	$103

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

3.	Effective July 1, 2015, the corresponding rows in the table on page 148 of the Prospectus under the section entitled “MANAGEMENT” are hereby replaced in their entirety with the following:

SPDR Barclays Mortgage Backed Bond ETF	0.2000	%(3)
SPDR Barclays Aggregate Bond ETF	0.1845	%(1)(3)(4)

4.	Effective July 1, 2015, on page 148 of the Prospectus under the section entitled “MANAGEMENT” the following footnotes are hereby inserted directly below footnote (2) to the table.

(3)	Effective July 1, 2015, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any). This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated except with the approval of the Fund’s Board of Trustees.
(4)	Effective February 3, 2015, the Adviser reduced the management fee it receives from the SPDR Barclays Aggregate Bond ETF from 0.1845% to 0.08% of the Fund’s average daily net assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LAGSUPP1